Exhibit 10(n)
                                                                     Annex II

                             SHAREHOLDER'S AGREEMENT


     THIS SHAREHOLDER'S AGREEMENT (the "Agreement"), dated September 12, 2000, is made and entered into by and between NCT Hearing Products, Inc., a Delaware corporation ("NCT Hearing"), and Pro Tech Communications, Inc., a Florida corporation (the "Corporation").

                                    W I T N E S S E T H:

     WHEREAS, NCT Hearing, pursuant to the Stock Purchase Agreement between NCT Hearing and the Corporation dated as of the date hereof (the "Purchase Agreement"), is acquiring as of the date hereof 60% of the outstanding shares of the Corporation's common stock (the "Common Stock");

     WHEREAS, NCT Hearing and the Corporation have agreed that the Board of Directors of the Corporation shall appoint three executive officers from NCT Hearing to the Board of Directors of the Corporation; and

     WHEREAS, NCT Hearing and the Corporation have agreed that the Corporation will make certain amendments to the Bylaws of the Corporation (the "Bylaws") to establish rules and procedures for management decision-making;

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                       Amendments to Corporation's Bylaws

Section 1. The Corporation, in accordance with the terms of Article XV of the Bylaws, shall take all necessary and proper corporate action to amend the Bylaws as follows:

     (a) Section 9 of Article III of the Bylaws, captioned "Manner of Acting", shall be amended as follows:

            The following sentence shall be added immediately after the last sentence of the Section 9: "In the event of a tie vote on any specific issue (a "Deadlock"), any member of the Board of Directors shall have the right to require the Board of Directors to refer the matter for a vote at a special meeting of the shareholders, which meeting shall be called as soon as practicable thereafter. Any issue so decided by the shareholders at such a special meeting shall be binding upon the Board of Directors".

     (b) Section 9 of Article III of the Bylaws, in amended form, shall be as follows:

      SECTION 9.  Manner of Acting

                  If a quorum  is  present  when a vote is  taken,  the act of a majority of the directors present at the meeting shall be the act of the Board of Directors unless otherwise provided in the Articles of Incorporation. In the event of a tie vote on any specific issue (a "Deadlock"), any member of the Board of Directors shall have the right to require the Board of Directors to refer the matter for a vote at a special meeting of the shareholders, which meeting shall be called as soon as practicable thereafter. Any issue so decided by the shareholders at such a special meeting shall be binding upon the Board of Directors.

                                   ARTICLE II

                            Appointment of Directors

Section 1. The Board of Directors of the Corporation shall take all necessary and proper corporate action to appoint the following individuals, each of whom is an executive officer of NCT Hearing, to the Board of Directors of the
Corporation: Irene Lebovics, Cy E. Hammond and Michael J. Parrella (each an "Appointee", together the "Appointees"). At the next annual meeting of the Corporation's shareholders, the Corporation's shareholders shall be entitled to vote on a proposal to ratify the election of each Appointee to the Board of Directors.

                                   ARTICLE III

                  Shareholders' Vote in the Event of a Deadlock

Section 1. NCT Hearing acknowledges and agrees that in the event that the shareholders of the Corporation meet (at an annual meeting or at a special meeting of the shareholders) and vote on an issue which is deadlocked at the Board of Directors level, NCT Hearing's vote as a shareholder of the Corporation will be in proportion to its share ownership in the Corporation as of the record date for such a shareholder meeting, in accordance with the Articles and Bylaws of the Corporation.


                  [THE SPACE BELOW THIS LINE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned have executed this Shareholder's Agreement as of September 12, 2000.


                              NCT HEARING PRODUCTS, INC.

                                 /s/IRENE LEBOVICS
                              -------------------------------------------
                              By:  Irene Lebovics
                              Title:  President




                              PRO TECH COMMUNICATIONS, INC.

                                 /s/KEITH LARKIN
                              ------------------------------------------
                              By:  Keith Larkin
                              Title:  Chief Executive Officer and Treasurer

                                 /s/RICHARD HENNESSEY
                              ------------------------------------------
                              By:  Richard Hennessey
                              Title: President and Secretary